FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

          This Fourth Amendment to Loan Agreement and Other Loan Documents (this “Amendment”), dated as of July 1, 2009 (subject to the effectiveness hereof as provided in Paragraph 12 below, the “Effective Date”), is entered into by and among (i) BLUEGREEN CORPORATION OF T HE ROCKIES, a Delaware corporation (“Bluegreen of the Rockies”), (ii) BLUEGREEN GOLF CLUBS, INC., a Delaware corporation (“Bluegreen Golf”), (iii) BLUEGREEN PROPERTIES OF V IRGINIA , INC., a Delaware corporation (“Bluegreen Virginia”), (iv) BLUEGREEN SOUTHWEST ONE, L.P., a Delaware limited partnership (“Bluegreen Southwest”), (v) CATAWBA FALLS, LLC, a North Carolina limited liability company (“Catawba Falls”), (vi) BLUEGREEN COMMUNITIES OF TEXAS, L.P., a Delaware limited partnership (“Bluegreen Texas”), (vii) BLUEGREEN COMMUNITIES OF GEORGIA, LLC, a Georgia limited liability company (“Bluegreen Georgia”) (collectively, “Borrower”), (viii) BLUEGREEN CORPORATION, a Massachusetts corporation (“Bluegreen”, and collectively with Borrower, the “Borrower Parties”), and (ix) RFC CONSTRUCTION FUNDING, LLC, a Delaware limited liability company, formerly known as RFC Construction Funding Corp., a Delaware corporation (“RFC”).

R E C I T A L S:

          A.       Residential Funding Company, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation (“Original Lender”) made a loan (the “Loan”) to Borrower in the amount of up to SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00), governed by that certain Loan Agreement, dated as of September 25, 2002, entered into by and between Borrower and Original Lender, as amended by (i) that certain First Amendment to Loan Agreement, dated as of February 18, 2003; (ii) that certain Second Amendment to Loan Agreement and Other Loan Documents, dated as of May 10, 2005; and (iii) that certain Third Amendment to Loan Agreement and Other Loan Documents, dated as of October 21, 2005 (as the same may have been amended, restated, or modified from time to time, the “Loan Agreement”), and evidenced by that certain Revolving Promissory Note, dated as of September 25, 2002, executed by Borrower, as maker, payable to Original Lender in the stated principal amount of $50,000,000.00, and by that certain Revolving Promissory Note, dated as of May 10, 2005, executed by Borrower, as maker, payable to Original Lender in the stated principal amount of $25,000,000.00 (as the same may be amended, restated, or modified from time to time, collectively, the “Notes”) (all such indebtedness being hereinafter referred to as the “Indebtedness”).

          B.       Original Lender previously assigned all right, title and interest in and to the Loan Agreement and all Loan Documents (as defined in the Loan Agreement, hereinafter collectively, the “Loan Documents”), but not the funding obligations as lender thereunder (which obligations were specifically reserved by Original Lender), to RFC. RFC is the owner of all right, title and interest in and to the Loan Documents, and Original Lender is obligated under the Loan Documents for such funding or loan obligations thereunder, as may be applicable. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement, as applicable.

          C.       Borrower’s obligations to RFC under the Notes and the Loan Documents are secured by, among other things:

(i) the following documents with respect to that certain RC Martin Marietta (Havenwood) Project located in Comal County, Texas (the “Havenwood Project”):

          (1) that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of July 20, 2005 (the “Havenwood Deed of Trust”), filed for record on July 21, 2005, under Clerk’s File No. 200506026535 in the Official Public Records of Comal County, Texas, executed by Bluegreen Southwest in favor of Robert W. Bramlette, as trustee, for the benefit of RFC, granting to RFC a first-priority lien on the Havenwood Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located

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on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; and

          (2) that certain Assignment of Construction Items, dated as of July 20, 2005, executed by Bluegreen Southwest in favor of RFC, granting to RFCa first-priority security interest in and lien on the personal property in connection with the Havenwood Project more particularly described therein;

(ii) the following documents with respect to that certain RC Altimore 953 (King Oaks) Project located in Grimes County, Texas (the “King Oaks Project”):

          (1) that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of June 27, 2006 (the “King Oaks Deed of Trust”), filed for record on October 30, 2006, in Volume 1192, Page 567, in the Official Public Records of Grimes County, Texas, executed by Bluegreen Southwest in favor of Robert W. Bramlette, as trustee, for the benefit of RFC, granting to RFC a first-priority lien on the King Oaks Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; and

          (2) that certain Assignment of Construction Items, dated as of June 27, 2006, executed by Bluegreen Southwest in favor of RFC, granting to RFC a first-priority security interest in and lien on the personal property in connection with the King Oaks Project more particularly described therein;

(iii) the following documents with respect to that certain RC Martin Ranch (The Bridges) Project located in Grayson County, Texas (the “Bridges Project”):

          (1) that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of March 1, 2006 (the “Bridges Deed of Trust”), filed for record on March 2, 2006, under Clerk’s File No. 200600005244 in the Official Public Records of Grayson County, Texas, executed by Bluegreen Texas in favor of Robert W. Bramlette, as trustee, for the benefit of RFC, granting to RFC a first-priority lien on the Bridges Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; and

          (2) that certain Assignment of Construction Items, dated as of March 1, 2006, executed by Bluegreen Texas in favor of RFC, granting to RFC a first-priority security interest in and lien on the personal property in connection with the Bridges Project more particularly described therein;

(iv) the following documents with respect to that certain Rompel 3316 (Vintage Oaks) Project located in Comal County, Texas (the “Vintage Oaks Project”):

          (1) that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of April 25, 2006 (the “Vintage Oaks Deed of Trust”), filed for record on April 26, 2006, under Clerk’s File No. 200606016592 in the Official Public Records of Comal County, Texas, executed by Bluegreen Southwest in favor of Robert W. Bramlette, as trustee, for the benefit of RFC, granting to RFC a first-priority lien on the Vintage Oaks Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; and

(2) that certain Assignment of Construction Items, dated as of April 25, 2006, executed by Bluegreen Southwest in favor of RFC, granting to RFC a first-priority security interest in and

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lien on the personal property in connection with the Vintage Oaks Project more particularly described therein; and

(v) the following documents with respect to that certain Sanctuary Cove Project located in Camden County, Georgia (the “Sanctuary Cove Project”):

          (1) that certain Deed to Secure Debt and Security Agreement, dated as of February 16, 2007 (the “Sanctuary Cove Deed to Secure Debt”), filed for record on February 26, 2007, in Book 1223, Page 79 in the Office of the Georgia Clerk of Superior Court, Camden County, Georgia, executed by Bluegreen Georgia in favor of RFC, granting to RFC a first-priority lien on the Sanctuary Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; and

          (2) that certain Assignment of Construction Items, dated as of February 16, 2007, executed by Bluegreen Georgia in favor of RFC, granting to RFC a first-priority security interest in and lien on the personal property in connection with the Sanctuary Project more particularly described therein.

D. Borrower’s obligations to RFC under the Notes and the Loan Documents are also secured by, among other things:

          (1) with respect to that certain golf course project located in Brunswick County, North Carolina and commonly known as “Carolina National” (the “Carolina National Golf Course Collateral”), that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of September 25, 2002 (the “Carolina National Golf Course Deed of Trust”), filed for record on September 30, 2002, under Clerk’s File No. 129634, Book 1638, pg 403 in the Register of Deeds Office of Brunswick County, North Carolina, executed by Bluegreen Golf in favor of Thomas A. Macdonnel, Jr. and David H. Peterson, collectively as trustee, for the benefit of RFC, granting to RFC a first-priority lien on the Carolina National Golf Course Collateral, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land; and

          (2) with respect to that certain golf course project located in Chatham County, North Carolina and commonly known as “The Preserve” (the “Preserve Golf Course Collateral”), that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of September 25, 2002 (the “Preserve Golf Course Deed of Trust”), filed for record on September 30, 2002, under Clerk’s File No. 012905, Book 960, Page 902 in the Register of Deeds Office of Chatham County, North Carolina, executed by Bluegreen Golf in favor of Thomas A. Macdonnel, Jr. and David H. Peterson, collectively as trustee, for the benefit of RFC, granting to RFC a first-priority lien on the Preserve Golf Course Collateral, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land;

          The Carolina National Golf Course Collateral and the Preserve Golf Course Collateral are collectively referred to herein as the “Existing Golf Course Collateral”.

          E.       Borrower’s obligations to RFC under the Notes and the Loan Documents are also secured by, among other things, that certain Guaranty Agreement, dated as of September 25, 2002 (the “Guaranty”), executed by Bluegreen in favor of Original Lender.

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          F.          RFC and the Borrower Parties hereby desire to modify the Loan Agreement and the Loan Documents as herein provided, subject to the terms, conditions, covenants and limitations contained in this Amendment.

A C K N O W L E D G M E N T S:

          (a)         The Borrower Parties and RFC hereby acknowledge and agree to the accuracy of all Recitals included in this Amendment.

          (b)         The Borrower Parties acknowledge and agree that (i) as of July 1, 2009, the outstanding principal amount of the Indebtedness is $57,607,367.96 (the “Current Outstanding Loan Amount”), exclusive of costs, fees, and other expenses payable by Borrower under the Loan Agreement, and (ii) the Indebtedness is without offset, reduction, or counterclaim.

A G R E E M E N T:

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to the above Recitals, Acknowledgments and as follows:

          1.          Definitions. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement. Unless otherwise specified, all section references herein refer to sections of the Loan Agreement.

          2.          No Further Obligation to Advance. The Borrower Parties hereby acknowledge and agree that, notwithstanding anything to the contrary set forth in Section 2.1 of the Loan Agreement, from and after the Effective Date, Original Lender (including its predecessors, successors, assigns or affiliates)has no prior or further obligation whatsoever to advance Loan disbursements under the Loan Agreement or otherwise.

          3.          Funding Costs of Development Work and Interest Payments. From and after the Effective Date, Borrower agrees to fund any and all costs of Development Work and interest payments under the Loan directly out of its own funds.

          4.          Revised Base Rate and Default Rate. As of the Effective Date, the definition of “Base Rate” and “Default Rate”, as used in the Notes, shall be redefined as set forth in the Addenda to Notes (as hereinafter defined).

          5.          Extended Maturity Date. As of the Effective Date, the definition of “Maturity Date”, as set forth in Section 1.1 of the Loan Agreement, shall be redefined as follows:

“Maturity Date” means the first to occur of (i) December 31, 2012, or (ii) the date on which the Loan is required to be repaid pursuant to Section 8.2.

          6.          Immediate Principal Repayment; Extension Fee; Reduction of Loan Amount. On the Effective Date: (i) Borrower shall make a principal repayment of the Loan to RFC in the amount of $10,000,000.00 (the “Principal Paydown”); (ii) an extension fee in the amount of one percent (1%) of the Current Outstanding Loan Amount, equal to $576,073.68 (the “Extension Fee”); and (iii) the Loan Amount will be immediately reduced to $47,607,367.96. Notwithstanding the Principal Paydown, subsequent principal repayments and other amounts due under the Note and Loan Documents shall be paid by Borrower as provided for in the Loan Agreement, as amended hereby.

          7.          Addenda to Notes. On the Effective Date, Borrower shall execute and deliver to RFC the Addenda to the Notes in the form attached hereto as Schedule 1-A and 1-B (the “Addenda to Notes”).

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          8.        Additional Mandatory Principal Reduction. Effective as of the Effective Date, a new Section 2.7(6) shall be inserted into the Loan Agreement, as follows:

          (6)          No later than the dates set forth below, Borrower shall be required to make the following minimum cumulative principal payments, inclusive of all principal payments made to RFC (including RFC’s predecessors, successors, assigns or affiliates) on the Loan since the Effective Date, inclusive of the Principal Paydown:

Payment Date	Minimum Cumulative Principal Reduction

1/8/2010	$12,000,000
4/8/2010	$14,000,000
7/8/2010	$16,000,000
10/8/2010	$18,000,000
1/8/2011	$20,000,000
4/8/2011	$22,000,000
7/8/2011	$24,000,000
10/8/2011	$26,000,000
1/8/2012	$28,000,000
4/8/2012	$30,000,000
7/8/2012	$32,000,000
10/8/2012	$34,000,000
12/31/2012	Remaining Balance Due

          9.        Liens on Additional Collateral.

          (a)          The Golf Club at Brickshire. Contemporaneously with the execution of this Amendment, Bluegreen Golf shall execute, acknowledge, and deliver to RFC: (i) the Construction Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements in the form attached hereto as Schedule 2-A (the “Brickshire Deed of Trust”), granting to RFC a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property commonly known as “The Golf Club at Brickshire”, located in New Kent County, Virginia (the “Brickshire Project”); (ii) the Assignment of Construction Agreements and Development Items in the form attached hereto as Schedule 3-A (the “Brickshire Assignment”), granting to RFC a first-priority security interest in certain documents, agreements and other items relevant to the development of the Brickshire Project; and (iii) the Hazardous Substances Remediation and Indemnification Agreement in the form attached hereto as Schedule 4-A (the “Brickshire HazMat Indemnity”), indemnifying RFC with respect to claims and obligations regarding hazardous materials on, in, or about the Brickshire Project.

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	PAGE 5
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          (b)          The Golf Club at Chapel Ridge. Contemporaneously with the execution of this Amendment, Bluegreen Golf execute, acknowledge, and deliver to RFC: (i) the Construction Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements in the form attached hereto as Schedule 2-B (the “Chapel Ridge Deed of Trust”), granting to RFC a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property commonly known as “The Golf Club at Chapel Ridge”, located in Chatham County, North Carolina (the “Chapel Ridge Project”); (ii) the Assignment of Construction Agreements and Development Items in the form attached hereto as Schedule 3-B (the “Chapel Ridge Assignment”), granting to RFC a first-priority security interest in certain documents, agreements and other items relevant to the development of the Chapel Ridge Project; and (iii) the Hazardous Substances Remediation and Indemnification Agreement in the form attached hereto as Schedule 4-B (the “Chapel Ridge HazMat Indemnity”), indemnifying RFC with respect to claims and obligations regarding hazardous materials on, in, or about the Chapel Ridge Project.

          (c)          The Golf Club at Sanctuary Cove. Contemporaneously with the execution of this Amendment, Bluegreen Golf shall execute, acknowledge, and deliver to RFC: (i) the Deed to Secure Debt and Security Agreement in the form attached hereto as Schedule 2-C (the “Sanctuary Cove Deed to Secure Debt”), granting to RFC a first-priority lien and security interest to secure the Indebtedness in and to that portion of the real property commonly known as “The Golf Club at Sanctuary Cove”, located in Camden County, Georgia (the “Sanctuary Cove Project”); (ii) the Assignment of Construction Agreements and Development Items in the form attached hereto as Schedule 3-C (the “Sanctuary Cove Assignment”), granting to RFC a first-priority security interest in certain documents, agreements and other items relevant to the development of the Sanctuary Cove Project; and (iii) the Hazardous Substances Remediation and Indemnification Agreement in the form attached hereto as Schedule 4-C (the “Sanctuary Cove HazMat Indemnity”), indemnifying RFC with respect to claims and obligations regarding hazardous materials on, in, or about the Sanctuary Cove Project.

          The Brickshire Project, the Chapel Ridge Project, and the Sanctuary Cove Project are collectively referred to herein as the “Additional Golf Course Collateral”, and together with the Existing Golf Course Collateral, the “Golf Course Collateral”. Borrower shall be responsible for the payment of all title premiums for the issuance of lender’s policies of title insurance in favor of RFC for each of the Brickshire Deed of Trust, the Chapel Ridge Deed of Trust, and the Sanctuary Cove Deed to Secure Debt, in an amount satisfactory to RFC, as well as all taxes, recording fees, or other assessments payable on account of each of the Brickshire Deed of Trust, the Chapel Ridge Deed of Trust, and the Sanctuary Cove Deed to Secure Debt. RFC’s counsel will hold the Brickshire Deed of Trust, the Chapel Ridge Deed of Trust, and the Sanctuary Cove Deed to Secure Debt in escrow until such time as the title commitments for each of the Brickshire Project, the Chapel Ridge Project, and the Sanctuary Cove Project are reasonably acceptable to RFC, at which time it shall record such documents in the appropriate real property records (subject to Borrower’s obligation set forth above to pay any and all taxes, recording fees, or other assessments payable on account of such recording).

10. Sale of Additional Collateral. Effective as of the Effective Date, Section 2.7(2) shall be amended and restated in its entirety, as follows:

          (2)          Upon the closing of the sale of any of the Golf Course Collateral, whether in whole or in part, RFC shall receive, at the closing of such sale or sales, seventy-five percent (75%) of the net sale proceeds shown on the closing statement therefor. RFC shall have the right to approve any such closing statements and the amount of such net sale proceeds as a condition to Borrower’s ability to sell any such Golf Course Collateral. The remittance of such portion of the net sale proceeds from all or any part of the Golf Course Collateral shall not be applied toward the minimum mandatory prepayments provided for in Section 2.7(6) of the Loan Agreement, as herein revised. RFC hereby approves the sale of the Brickshire Project and the Chapel Ridge Project based on the gross sales price set forth on Schedule 5 attached hereto.

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	PAGE 6
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11. Deferred Cash Fee Payment. Effective as of the Effective Date, a new Section 2.7(7) shall be inserted into the Loan Agreement, as follows:

          (7)          On the Maturity Date and in addition to the repayment of any outstanding Loan Amount, together with interest accruing thereon and all other costs and expenses due from Borrower under the Loan Documents, Borrower shall make a deferred cash fee payment to RFC in the amount of $2,000,000.00 (the “Deferred Cash Fee Payment”), which Deferred Cash Fee Payment shall be in addition to the amount then due and payable under the Loan; provided however, in the event that the total outstanding Loan Amount, together with interest accruing thereon and all other costs and expenses due from Borrower under the Loan Documents, is paid in full in cash to RFC on or before December 31, 2010, the Deferred Cash Fee Payment shall be waived by RFC.

12. Revised Definition of “Net Worth”. Effective as of the Effective Date, the definition of “Net Worth” in Section 1.1 of the Loan Agreement shall be amended and restated in its entirety, as follows:

          “Net Worth” means (i) total assets, as would be reflected on a balance sheet prepared on a consolidated basis and in accordance with GAAP, consistently applied, exclusive of Intellectual Property, experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, unamortized underwriters’ debt discount and expenses, and goodwill minus (ii) total liabilities and (iii) adding back any reduction of Borrowers’ or Guarantor’s equity as the result of a cumulative effect of a change in accounting principle or other adjustment to equity related to the requirement that any of Borrowers’ or Guarantor’s off-balance sheet arrangements be accounted for on balance sheet, as would be reflected on a balance sheet and/or statement of shareholders’ equity prepared on a consolidated basis and in accordance with GAAP consistently applied.

          13.      Revised Definition of “Transfer”. Effective as of the Effective Date, the definition of “Transfer” in Section 1.1 of the Loan Agreement shall be amended by amending and restating item (g)(2) in its entirety, as follows:

          (2)          the transfer of any portion of the voting stock of any corporation which is the direct or indirect owner of 10% or more of the voting stock of the Borrower, provided that the foregoing shall not apply to Guarantor or to any Borrower that is wholly owned by Guarantor.”

14. Revision to Covenant Against Change in Nature of Business. Effective as of the Effective Date, Section 5.3 (4) of the Loan Agreement shall be amended and restated, as follows:

(4) Change in Nature of Business. Make no material adverse change in the nature of its business as carried on at the date hereof.

15. Modification of Insurance Requirements. Effective as of the Effective Date, Section 5.4 of the Loan Agreement shall be amended and restated in its entirety, as follows:

          (a)          Each of the entities comprising the Borrower will maintain the insurance required by the terms of this Loan Agreement and will deposit with the Lender original, duplicate original or certified copies of insurance certificates issued by insurance companies with current Best’s Key Ratings of not less than B+VII (as to those policies maintained by the Borrower) and B+VII (as to those policies maintained by its contractors) and written in form and content acceptable to the Lender, providing the following minimum insurance coverages:

              (1)          “Comprehensive General Liability” insurance in the minimum “general aggregate” amount of $2,000,000 for the Borrower and $1,000,000 for its contractors, in the minimum “occurrence” limit of $2,000,000 for the Borrower and $1,000,000 for its contractors, and in the minimum “umbrella” amount of $10,000,000 for the Borrower, all against claims for “personal injury” liability, including bodily injury, death or damage to the project liability,

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including completed operations and contractual liability and, if applicable, also including owners’ and contractors’ protective coverage naming the Lender as an additional insured.

              (2)          Insurance with respect to its properties, assets and business against loss or damage of the kinds customarily insured against by Persons of established reputation engaged in the same or similar business and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, all in accordance with reasonably prudent industry standards.

              (3)          Workers’ compensation insurance as prescribed by the laws of each state in which the Borrower is required to maintain such insurance, and employers’ liability with such limits as prescribed by law.

              (4)          For each Project, broad form course of construction insurance covering all risks in the minimum amount of the proposed construction cost for such Project on a replacement cost basis, against loss or damage by hazards customarily included within “extended coverage” policies, and any other risks or hazards which in the Lender’s reasonable judgment should be insured against, with a Lender’s Loss Payable Endorsement naming the Lender as an additional insured, together with a full replacement cost endorsement (without provisions for co-insurance).

              (5)          For each Project, flood insurance in the maximum amount of the budgeted construction costs or the maximum coverage available, whichever is less, designating the Lender as payee, or evidence satisfactory to the Lender that the Project is not located within an area designated as within the 100 year flood plain under the National Flood Insurance Program.

          (b)          Each policy of insurance required under this Section 5.4 must contain the “standard non-contributory mortgagee clause” and the “standard lenders’ loss payable clause,” or their equivalents, in favor of the Lender and/or its assignees, and Borrower must endeavor to provide that it will not be modified or canceled without 30 days’ prior written notice to the Lender. Borrower must also furnish the Lender with receipts for the payment of premiums on the policies or other evidence of payment reasonably satisfactory to the Lender.

(c) A certificate of insurance shall be delivered for each policy of insurance prior to policy expiration and proof of payment shall be delivered within thirty (30) days thereafter.

          (d)          The Lender will not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any such insurance, incur any liability for the form or legal sufficiency of insurance contracts, solvency of insurers or payment of losses, and the Borrower hereby expressly assumes full responsibility therefor and all liability related thereto, if any.

16. Events of Default. Effective as of the Effective Date, items (14), (15), and (16) of Section 8.1 of the Loan Agreement are hereby deleted in their entirety.

17. Modification of Guaranty. Effective as of the Effective Date, Section 6(g) of the Guaranty shall be amended and restated in its entirety as follows:

          Litigation. There is not now pending against or affecting Guarantor, nor to its knowledge is there threatened, any action, suit or proceeding in law or in equity or by or before any administrative agency that is expected to materially impair or affect its financial condition or operations.

Also effective as of the Effective Date, Section 7(f) of the Guaranty shall be amended and restated in its entirety as follows:

Existence. Maintain, preserve and keep in full force and effect its existence as a corporation.

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18. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by RFC:

18.1 RFC shall have received this Amendment, duly executed by the Borrower Parties, not later than July 3, 2009, at 5:00 p.m. (Central time);

18.2 The representations and warranties contained herein and in the Loan Agreement and the Loan Documents shall be true and correct on and as of the Effective Date;

18.3 No Potential Defaults or Events of Default under the Loan Agreement or the Loan Documents shall have occurred and be continuing;

18.4 RFC’s receipt of the Principal Paydown and the Extension Fee;

                    18.5          RFC’s receipt from Borrower the payment in full of RFC’s legal fees, consulting fees, and appraisal fees incurred in connection with the negotiation and preparation of this Amendment, pursuant to Section 9.6 of the Loan Agreement;

                    18.6          RFC’s receipt from Chicago Title Insurance Company of a commitment to issue lender’s policies of title insurance in favor of RFC Lender for each of the Brickshire Deed of Trust, the Chapel Ridge Deed of Trust, and the Sanctuary Cove Deed to Secure Debt, subject to Lender’s approval and subsequent finalization thereof with Chicago Title Insurance Company and Borrower (and subject to Borrower’s obligation to pay the title premiums and other costs associated therewith), as provided in Paragraph 9 above; provided if such title is not reasonably acceptable to RFC, Borrower may satisfy such requirement by providing substitute collateral reasonably acceptable to RFC; and

                    18.7          RFC’s receipt of (i) the Addenda to Notes, (ii) the Brickshire Deed of Trust, (iii) the Brickshire Assignment, (iv) the Brickshire HazMat Indemnity, (v) the Chapel Ridge Deed of Trust, (vi) the Chapel Ridge Assignment, (vii) the Chapel Ridge HazMat Indemnity, (viii) the Sanctuary Cove Deed to Secure Debt, (ix) the Sanctuary Cove Assignment, and (x) the Sanctuary Cove Indemnity, each duly executed and, where applicable, acknowledged, by all parties thereto; provided if the title to such collateral is not reasonably acceptable to RFC, Borrower may satisfy such requirement by providing substitute collateral reasonably acceptable to RFC.

          If the foregoing conditions precedent in Paragraphs 18.1 through 18.7 have not been satisfied, as determined by RFC in its sole discretion, by 5:00 p.m. (Central time) on July 3, 2009 (except for the condition precedent set forth in Paragraph 18.6, which shall be satisfied by 5:00 p.m. (Central time) on August 31, 2009), then this Amendment shall be deemed irrevocably withdrawn and of no further force or effect. It is understood and agreed that the conditions set forth in this Paragraph 18 have been satisfied, and this Amendment is effective as of the date of the execution hereof by all parties, except for Borrower’s obligation to provide the title policies and pay the costs to record all applicable documents, as provided in Paragraph 9 above, or alternate security is provided as set forth in Paragraph 18.6 above.

19.	Ratifications, Representations and Warranties.

                    19.1          The terms and provisions set forth in this Amendment shall supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly set forth in this Amendment, the terms and provisions of the Loan Agreement and each of the Loan Documents are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Loan Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

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                         19.2           Each party comprising Borrower, as set forth in the opening paragraph to this Agreement (hereafter, a “Borrower Party” and collectively with Bluegreen, the “Borrower Parties”) hereby represents and warrants to RFC as follows:

                                            (a)           Each Borrower Party hereby represents and warrants that the execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate, limited liability company, or partnership action, as applicable, on the part of such Borrower Party, and will not violate (i) the By-Laws, Limited Partnership Agreement, or Operating Agreement of such Borrower Party, or (ii) the By-Laws or Operating Agreement of the general partner of such Borrower Party, as and if applicable.

                                            (b)           Each Borrower Party hereby represents and warrants that the representations and warranties contained in this Amendment, the Loan Agreement, and the Loan Documents are true and correct on and as of the Effective Date as though made on and as of such date;

                                            (c)           Each Borrower Party hereby represents and warrants that no Potential Default or Event of Default under the Loan Agreement (as herein amended) has occurred and is continuing, unless such Potential Default or Event of Default has been specifically waived in writing by RFC;

                                            (d)           Each Borrower Party hereby represents and warrants that the consummation of the transactions contemplated hereby will not (i) violate any provision of the organizational documents or governing instruments of such Borrower Party, (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such Borrower Party, or (iii) constitute a violation by such Borrower Party of any law or regulation of any jurisdiction applicable to such Borrower Party; and

                                            (e)           Each Borrower Party hereby represents and warrants that this Amendment was reviewed by such Borrower Party, and acknowledges and agrees that such Borrower Party (i) understands fully the terms of this Amendment and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other persons as such Borrower Party may wish, and (iii) has entered into this Amendment of its own free will and accord and without threat or duress; and such Borrower Party hereby represents and warrants that this Amendment and all information furnished to RFC are made and furnished in good faith, for value and valuable consideration; and this Amendment has not been made or induced by any fraud, duress or undue influence exercised by RFC or any other person.

          20.          Confirmation of Guaranty. Bluegreen consents to the execution of this Amendment and acknowledges that it is its desire to fully guarantee the payment and performance in full of the loan made pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, in accordance with the terms and conditions of the Guaranty (as amended herein). Bluegreen hereby: (a) reaffirms and restates as of the Effective Date all of such Bluegreen’s representations and warranties set forth in the Guaranty (as amended herein); (b) affirms that the Guaranty (as amended herein) shall remain in full force and effect with respect to the Indebtedness; (c) affirms that its liability under the Guaranty (as amended herein) shall continue undiminished by this Amendment and the documents executed in connection herewith; (d) represents and warrants that no event has occurred and no condition currently exists that would constitute a default under the Guaranty (as amended herein) by Bluegreen or under the Loan Agreement or any of the other Loan Documents by Borrower or any other surety; and (e) acknowledges that Original Lender and RFC have performed and are not in default of their obligations under the Loan Documents and that there are no offsets, defenses or counterclaims with respect to any obligation of Borrower under the Loan Documents or of Bluegreen under the Guaranty (as amended herein).

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	PAGE 10
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          21.           Miscellaneous.

                          21.1           Misrepresentation. The Borrower Parties shall indemnify and hold RFC harmless from and against any losses, damages, costs and expenses (including reasonable attorneys’ fees) incurred by RFC as a direct or indirect result of (a) breach of any representation or warranty contained in this Amendment, or (b) any breach or default under any of the covenants or agreements contained in this Amendment.

                         21.2           Covenants and Agreements. The Borrower Parties hereby agree and acknowledge that they are well and truly indebted to RFC for the Indebtedness (without offset, counterclaim, or reduction) pursuant to the terms of the Loan Agreement and the Loan Documents, and hereby agree to observe, comply with and perform all of the obligations, terms and conditions under or in connection with the Loan Agreement and the Loan Documents.

                         21.3           Ratification of Liens and Security Interests. The Borrower Parties hereby acknowledge and agree that the liens and security interests of the Loan Agreement and the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by RFC in writing and as otherwise permitted under the Loan Agreement or the Loan Documents.

                         21.4           No Waiver. The Borrower Parties agree that nothing contained in this Amendment shall affect or impair the validity or priority of the liens and security interests under the Loan Agreement or the Loan Documents. RFC and the Borrower Parties further reserve all of their respective rights and remedies under the Loan Agreement and the Loan Documents, except as expressly modified herein.

                         21.5           Survival of Representations and Warranties. Except as provided otherwise in this Amendment, all representations and warranties made in the Loan Agreement or any of the Loan Documents including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by RFC or any subsequent event shall affect the representations and warranties or the right of RFC to rely upon them.

                         21.6           Expenses. The Borrower Parties agree to pay the costs and expenses incurred by RFC in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of RFC’s legal counsel, consulting fees, and appraisal fees.

                         21.7           Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                         21.8           Headings. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

                         21.9           Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

                         21.10         No Commitment. The Borrower Parties agree that RFC has made no commitment or other agreement regarding the Loan Agreement or the Loan Documents, except as expressly set forth therein or in this Amendment. The Borrower Parties warrant and represent that they will not rely on any commitment,

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	PAGE 11
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further agreement to forbear or other agreement on the part of RFC unless such commitment or agreement is in writing and signed by RFC.

                         21.11           Survival. All representations, warranties, covenants and agreements of the parties made in this Amendment shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

                         21.12           Time of Essence. The parties to this Amendment have agreed specifically with regard to the times for performance set forth in this Amendment. Further, the parties to this Amendment acknowledge that the agreements with regard to the times for performance are material to this Amendment. Therefore, the parties agree and acknowledge that time is of the essence to this Amendment.

                         21.13           Law Governing. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF VIRGINIA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

                         21.14          Waiver; Modification. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF RFC IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY. FURTHER, ANY FAILURE BY RFC TO EXERCISE ANY RIGHT, PRIVILEGE OR REMEDY SHALL NOT DIRECTLY OR INDIRECTLY IN ANY WAY WHATSOEVER EITHER: (a) IMPAIR, PREJUDICE, OR OTHERWISE ADVERSELY AFFECT RFC’S RIGHT AT ANY TIME TO EXERCISE ANY RIGHT, PRIVILEGE, OR REMEDY IN CONNECTION WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR (b) CONSTITUTE ANY COURSE OF DEALING OR OTHER BASIS FOR ALTERING ANY OBLIGATIONS OF BORROWER OR ANY RIGHT, PRIVILEGE, OR REMEDY OF RFC UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS.

                         21.15           Future Advances at Original Lenders’s Discretion. The Borrower Parties hereby acknowledge and confirm that Original Lender has no further obligation to advance Loan disbursements under the Loan Agreement or otherwise. Notwithstanding the foregoing, any obligation to hereafter make further disbursements under the Loan shall be at the sole option and unfettered discretion of Original Lender. If Original Lender so elects to make any future disbursements of Loan proceeds notwithstanding the provisions of Paragraph 2 of this Amendment, such disbursements will automatically become a part of the Loan proceeds and subject to all of the terms and conditions of the Loan Agreement and the Loan Documents. Further, (a) no disbursements of Loan proceeds by Original Lender under the Loan Agreement or otherwise shall (i) constitute a waiver of any Potential Default or Event of Default or any of RFC’s rights and remedies under the Loan Agreement or the Loan Documents, or (ii) a consent to the continuation of any Potential Default or Event of Default; and (b) the failure of RFC to take any action permitted pursuant to the Loan Agreement, any other Loan Document or applicable law shall not constitute a waiver of any Potential Default or Event of Default or any of the rights and remedies of RFC under the

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	PAGE 12
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Loan Agreement or the Loan Documents or any consent to the continuation of such Potential Default or Event of Default.

                         21.16           Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF RFC IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

                         21.17           Final Agreement. THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE. NEITHER THIS AMENDMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         21.18         Release by Borrower Parties. EACH OF THE BORROWER PARTIES HEREBY ACKNOWLEDGES THAT AS OF THE EFFECTIVE DATE IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM RFC, ORIGINAL LENDER, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS, AND EACH OF THE BORROWER PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES RFC, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE, WHICH SUCH RELEASING PARTY MAY NOW OR HEREAFTER HAVE AGAINST RFC, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, SUCCESSORS, ASSIGNS, AND PREDECESSORS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF THE BORROWER PARTIES HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST RFC, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS ARISING OUT OF OR RELATED TO RFC’S OR ORIGINAL LENDER’S ACTIONS, OMISSIONS, STATEMENT, REQUESTS OR DEMANDS ORIGINATING ON OR PRIOR TO THE EFFECTIVE DATE IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF BORROWER TO RFC, WHICH INDEBTEDNESS WAS EVIDENCED BY THE LOAN AGREEMENT AND THE LOAN DOCUMENTS.

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	PAGE 13
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                         21.19           Agreement Binding on Each of the Borrower Parties and RFC. Each of the Borrower Parties and RFC agree that this Amendment will be binding on the Borrower Parties and RFC and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by Borrower (whether voluntarily, involuntarily or by operation of law) without the prior written consent of RFC.

[SIGNATURE PAGES FOLLOW.]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	PAGE 14
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          EXECUTED by the parties hereto on the dates set forth in the acknowledgments below, to be effective as of the Effective Date.

BORROWER:

BLUEGREEN CORPORATION OF THE ROCKIES,
a Delaware corporation

By:

Name:	Anthony M. Puleo
Title:	Vice President and Treasurer

BLUEGREEN GOLF CLUBS, INC.,
a Delaware corporation

By:

Name:	Anthony M. Puleo
Title:	Vice President and Treasurer

BLUEGREEN PROPERTIES OF VIRGINIA, INC.,
a Delaware corporation

By:

Name:	Anthony M. Puleo
Title:	Vice President and Treasurer

BLUEGREEN SOUTHWEST ONE, L.P.,
a Delaware limited partnership

By:	Bluegreen Southwest Land, Inc.,
a Delaware corporation, its general partner

By:

	Name:	Anthony M. Puleo
	Title:	Vice President and Treasurer

CATAWBA FALLS, LLC,
a North Carolina limited liability company

By:

Name:	Anthony M. Puleo
Title:	Vice President and Treasurer

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SIGNATURE PAGE 1
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BLUEGREEN COMMUNITIES OF TEXAS, L.P.,
a Delaware limited partnership

By:	Bluegreen Southwest Land, Inc.,
a Delaware corporation, its general partner

By:

	Name:	Anthony M. Puleo
	Title:	Vice President and Treasurer

BLUEGREEN COMMUNITIES OF GEORGIA, LLC,
a Georgia limited liability company

By:

Name:	Anthony M. Puleo
Title:	Vice President and Treasurer

BLUEGREEN CORPORATION,
a Massachusetts corporation

By:

Name:	Anthony M. Puleo
Title:	Senior Vice President, Chief Financial Officer and
Treasurer

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SIGNATURE PAGE 2
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RFC:

RFC CONSTRUCTION FUNDING, LLC,
a Delaware limited liability company

By:

Name:

Title:

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SIGNATURE PAGE 3
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SCHEDULE 1-A

ADDENDUM TO $50,000,000 REVOLVING PROMISSORY NOTE

ADDENDUM TO REVOLVING PROMISSORY NOTE

          THIS ADDENDUM TO REVOLVING PROMISSORY NOTE (this “Addendum”) is is to be attached to that certain Revolving Promissory Note dated September 25, 2002 in the principal amount of Fifty Million Dollars ($50,000,000), as amended by Addendum to Revolving Promissory Note, dated as of October 3, 2003, executed initially by (i) BLUEGREEN CORPORATION OF THE ROCKIES, a Delaware corporation, (ii) BLUEGREEN GOLF CLUBS, INC., a Delaware corporation, (iii) BLUEGREEN PROPERTIES OF VIRGINIA, INC., a Delaware corporation, and (iv) BLUEGREEN SOUTHWEST ONE, L.P., a Delaware limited partnership, collectively, as maker for the benefit of RFC CONSTRUCTION FUNDING, LLC, a Delaware limited liability company, successor in interest to and assignee of RESIDENTIAL FUNDING COMPANY, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation (“Lender”), as holder (as amended or otherwise modified from time to time, the “Note”). All capitalized terms not otherwise defined herein shall have the meaning given to such term in the Note.

          From and after the Effective Date, the “Base Rate” under the Note shall be determined as follows: (i) as of the Effective Date, the Base Rate shall be the Prime Rate plus 2.0%, but in no event less than 10%; (ii) from and after the date on which the Loan Amount (as defined in the Loan Agreement) has been reduced by a total of $25,000,000.00 (inclusive of the Principal Paydown, as such term is defined in that certain Fourth Amendment to the Loan Agreement, executed on even date herewith), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 8%; and (iii) from and after the date on which the Loan Amount has been reduced to a total of $20,000,000.00 or less (inclusive of the Principal Paydown), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 6%. The parties hereby agree that the substitute source for determining the prime lending rate, in place of Bank One, shall be JPMorgan Chase, N.A.

          From and after the Effective Date, the “Default Rate” under the Note shall be the Base Rate plus 5.0%.

Effective Date: July 1, 2009

[[[SIGNATURE PAGES OF BORROWER PARTIES TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 1-A, PAGE 1
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SCHEDULE 1-B

ADDENDUM TO $25,000,000 REVOLVING PROMISSORY NOTE

ADDENDUM TO REVOLVING PROMISSORY NOTE

          THIS ADDENDUM TO REVOLVING PROMISSORY NOTE (this “Addendum”) is is to be attached to that certain Revolving Promissory Note dated May 10, 2005 in the principal amount of Twenty-Five Million Dollars ($25,000,000), executed initially by (i) BLUEGREEN CORPORATION OF THE ROCKIES, a Delaware corporation, (ii) BLUEGREEN GOLF CLUBS, INC., a Delaware corporation, (iii) BLUEGREEN PROPERTIES OF VIRGINIA, INC., a Delaware corporation, and (iv) BLUEGREEN SOUTHWEST ONE, L.P., a Delaware limited partnership, collectively, as maker for the benefit of RFC CONSTRUCTION FUNDING, LLC, a Delaware limited liability company, successor in interest to and assignee of RESIDENTIAL FUNDING COMPANY, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation (“Lender”), as holder (as amended or otherwise modified from time to time, the “Note”). All capitalized terms not otherwise defined herein shall have the meaning given to such term in the Note.

          From and after the Effective Date, the “Base Rate” under the Note shall be determined as follows: (i) as of the Effective Date, the Base Rate shall be the Prime Rate plus 2.0%, but in no event less than 10%; (ii) from and after the date on which the Loan Amount (as defined in the Loan Agreement) has been reduced by a total of $25,000,000.00 (inclusive of the Principal Paydown, as such term is defined in that certain Fourth Amendment to the Loan Agreement, executed on even date herewith), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 8%; and (iii) from and after the date on which the Loan Amount has been reduced to a total of $20,000,000.00 or less (inclusive of the Principal Paydown), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 6%. The parties hereby agree that the substitute source for determining the prime lending rate, in place of Bank One, shall be JPMorgan Chase, N.A.

          From and after the Effective Date, the “Default Rate” under the Note shall be the Base Rate plus 5.0%.

Effective Date: July 1, 2009

[[[SIGNATURE PAGES OF BORROWER PARTIES TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 1-C, PAGE 1
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SCHEDULE 2-A

FORM OF BRICKSHIRE DEED OF TRUST

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 2-A, PAGE 1
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SCHEDULE 2-B

FORM OF CHAPEL RIDGE DEED OF TRUST

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 2-B, PAGE 1
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SCHEDULE 2-C

FORM OF SANCTUARY COVE DEED TO SECURE DEBT

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 2-C, PAGE 1
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SCHEDULE 3-A

FORM OF BRICKSHIRE ASSIGNMENT

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 3-A, PAGE 1
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SCHEDULE 3-B

FORM OF CHAPEL RIDGE ASSIGNMENT

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 3-B, PAGE 1
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SCHEDULE 3-C

FORM OF SANCTUARY COVE ASSIGNMENT

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 3-C, PAGE 1
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SCHEDULE 4-A

FORM OF BRICKSHIRE HAZMAT INDEMNITY

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 4-A, PAGE 1
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SCHEDULE 4-B

FORM OF CHAPEL RIDGE HAZMAT INDEMNITY

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 4-B, PAGE 1
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SCHEDULE 4-C

FORM OF SANCTUARY COVE HAZMAT INDEMNITY

[[[TO BE INSERTED]]]

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 4-C, PAGE 1
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SCHEDULE 5

DESCRIPTION OF SALE OF BRICKSHIRE PROJECT AND CHAPEL RIDGE PROJECT

FOURTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS	SCHEDULE 5, PAGE 1
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